SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 5, 2000
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                      Saratoga International Holdings Corp.

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                Exact Name of Registrant as Specified in Charter)


         Nevada                      0-29081                 98-0169082
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(State or other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


                8756 122nd Avenue NE Kirkland, WA            98033
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            (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code  (425) 827-7817
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 21, 2000, Saratoga acquired all of the outstanding stock of Access World Wireless Services, Inc. ("Wireless") under an Agreement for Purchase and Sale of Stock and a $686,000 Promissory Note and all of the stock of Access World Telcom & Technologies, Inc. ("Telcom") under a Share Exchange Agreement in exchange for 5,725,000 shares of Saratoga common stock and the issuance of warrants to selling shareholders entitling the holders to purchase up to 500,000 shares of Saratoga's common stock exercisable at $0.24 per share.

The business affairs of Wireless and Telcom have been operated by the same Board of Directors and executive management team since commencement of development of thier common business activity, August, 1999 and the employee complement and operating asset base engaged to develop the business activity of the two entitites to date can be considered that of a single operation. Therefore, the acquisition of Wireless and Telcom is being combined and treated as a composite business acquisition transaction.

Further, following closing, Telcom is being liquidated and Wireless will continue the operations of the two acquired companies as a wholly-owned subsidiary of Saratoga.

The selling shareholders of Wireless and Telcom consisted of Alaris, Inc., Armand Ventura and his wife Mary Ventura.

Alaris, Inc. is a Nevada corporation headquartered in Sacramento, California which provided approximately $700,000 of financing to Wireless from August, 1999 to April, 2000 and owned the majority of Wireless' outstanding common shares. Armand and Mary Ventura were the founding and sole shareholders of Telcom and also owned a minority equity interest in Wireless. They both served as the only members of the Board of Directors of each company and Armand Ventura served each company in the position of President and CEO. In conjunciton with Saratoga's acquisition of Wireless and Telcom, Armand Ventura has been employed under a three year contract to serve as President of Wireless. None of the selling parties were related to Saratoga, its subsidiaries or its directors and officers or any associates of its directors or officers.

The 5,725,000 shares of common stock were valued at $646,925 based on the average trading price for Saratoga stock for three days before and after the effective date of the Agreement, which was September 21, 2000. In addition Saratoga assumed Telcom's 8% convertible debenture obligation for $1,000,000 and related debenture subscriptions receivable. Proceeds of $500,000 have been received to date and the balance is expected by October 31, 2000.

On August 8, 2000, Telcom issued 8% series A subordinated convertible redeemable debentures for $1,000,000 due August 8, 2002. The series A debentures are convertible into Saratoga stock as a result of Saratoga's assumption of the debt. The debentures are convertible into Saratoga common stock at 66.1% of the average closing bid price of the common stock for the five trading days immediately preceding the date of notice of conversion by the holder. As of October 5, 2000, $5,000 of the debt has been converted into common stock.

The 33.9 % discount from the market price of the stock equates to a beneficial conversion feature, which will be accounted for in accordance with Emerging Issues Task Force No. 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios." Therefore the beneficial conversion feature, which is valued at approximately $513,000, will be accounted for as additional interest expense at the issue date, which is the date the debentures first become convertible.

The warrants expire within five years of the date granted. The warrants were granted to the shareholders of Telcom and vest 33 1/3% annually over a three year period contingent upon and subject to the continued employment of Armand Ventura, a former shareholder and now President-Chief Operating Officer of Wireless.

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The acquisition  will be recorded using the purchase method of accounting on the effective date. The estimated amounts have been summarized in the following table:

  Purchase price                               $646,925
  Liabilities assumed                           462,220
  Less: fair market value of assets acquired   (421,779)
  Goodwill                                     $687,366

The assets acquired are primarily communications and computer equipment with a minor amount of office equipment. Goodwill will be amortized on the straight-line method over a useful life of five years. The above amounts are estimated based on account balances of Wireless at July 31, 2000. These amounts may be adjusted to reflect account balances of Wireless at September 21, 2000, the effective date, when those amounts become known.

As part of the transaction Saratoga purchased from Alaris, Inc., a Promissory Note receivable of $685,878 owed by Wireless to Alaris, Inc. This Promissory Note will be eliminated in Saratoga's consolidated financial statements and therefore no amounts are allocated to it in the purchase accounting.

Wireless, which began operations in 1999, has its main office in New York City where it owns and operates their own telephone switch. Wireless sells a variety of communications services including the following:

* Prepaid long distance calling cards focused on foreign calls mainly by visitors to the United States. These cards are sold through a dealer network.
* Rental of cellular phones with prepaid time for calling anywhere in the world. Foreign travelers in the United States are the primary market.
* Rental of mobile phones using the Global System for Mobile standard ("GSM"). These are phones which comply to mobile phone standards used in many foreign countries and are expected to be rented primarily by Americans traveling abroad for calls back to the United States.
* Provides long distance access to corporate customers for use by their employees to make long distance calls anywhere in the World including the Unites States.
*    Sale of wireless service to customers on behalf of other providers.

Wireless began sales of its services in February 2000 after installation of its switch with TELEX Communications in New York city. By July they had run out of funds and were forced to suspend operations and sales efforts. They then began discussions with Saratoga. It is anticipated that a significant portion of the $1,000,000 convertible debenture issued by Wireless and assumed by Saratoga will be used to pay liabilities of Wireless and to fund current operating expenses. Operations are expected to resume in October 2000.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired. The audited combined financial statements of Wireless required by this Item 7(a) are not yet available. Saratoga expects that the audited financial statements of Wireless will be completed and filed by amendment to this Form 8-K under cover of Form 8-K/A within 60 days after the date of this Form 8-K.

     (b) Pro Forma Financial Information. The Pro Forma Financial Information of Wireless and Saratoga required by this Item 7(b) is not yet available. Saratoga expects that the pro forma financial information of Wireless and Saratoga will be completed and filed by amendment to this Form 8-K under cover of Form 8-K/A within 60 days after the date of this Form 8-K.

     (c)  Exhibit 2.3.  Agreement for Purchase and Sale of Stock and  Promissory
          Note  dated  as  of  September  18,  2000  by  and  between   Saratoga
          International Holdings Corp and Access World Wireless Services, Inc.

     (d)  Exhibit  2.4.  Share  Exchange   Agreement  by  and  between  Saratoga
          International  Holdings  Corp and Access World Telcom &  Technologies,
          Inc.

The Exhibits to the Agreement for Purchase and Sale of Stock and Promissory Note and the Share Exchange Agreement as listed in the index of Exhibits to each agreement are omitted pursuant to Rule 601(b)(2) of Regulation S-B. The registrant agrees to furnish such documents supplementally to the Securities and Exchange Commission upon request.
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                                  EXHIBIT INDEX

Exhibit                    Description

2.3 Agreement for Purchase and Sale of Stock and Promissory Note dated as of September 18, 2000 by and between Saratoga International Holdings Corp and Access World Wireless Services, Inc.

2.4 The Share Exchange Agreement by and between Saratoga International Holdings Corp and Access World Telcom & Technologies, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  October 5, 2000.

                                    SARATOGA INTERNATIONAL HOLDINGS CORP.

                                    By:  /s/  Patrick F. Charles

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                                    Patrick. F. Charles
                                    CEO, President and Director

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